                                                                    Exhibit 99.2
                                                                    ------- ----

                            ASCENT PEDIATRICS, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)

       INTRODUCTION TO UNAUDITED COMBINED PRO FORMA FINANCIAL STATEMENTS
 FOR THE YEAR ENDED DECEMBER 31, 1996 AND AS OF AND FOR THE THREE MONTHS ENDED
                                 MARCH 31, 1997

     In March 1997 Ascent Pediatrics, Inc. ("Ascent" or the "Company") signed an asset purchase agreement to acquire a product line of Upsher-Smith. Accordingly, these accompanying unaudited combined pro forma financial statements reflect the following:

     - The issuance of $5,000,000 of convertible subordinated secured notes (the "Notes") no later than the closing of this offering presented as if this transaction occurred on January 1, 1996 with respect to the Unaudited Combined Pro Forma Statements of Operations and on March 31, 1997 with respect to Unaudited Combined Pro Forma Balance Sheet.

     - The conversion of Series A and B convertible preferred stock, and Series D, E and F redeemable convertible preferred stock, as if the conversion took place at March 31, 1997, which mandatorily convert upon closing of an initial public offering.

     - The warrant obligation pertaining to the warrants issued or issuable in connection with the Notes would be transferred to additional paid in capital since the put feature on those warrants would cease to exist in the event of a public offering.

     The Ascent Pro Forma Subtotal March 31, 1997 column represents Ascent's March 31, 1997 historical financial statements adjusted for the issuance of an additional $5,000,000 of Notes no later than the closing of this offering, the Preferred Stock conversions and reclassification of the warrant obligation to additional paid in capital as described above and prior to adjustments related to the acquisition described below.

     In addition, the accompanying unaudited combined pro forma financial statements reflect the acquisition of the Feverall acetaminophen suppository line ("Product Line") from Upsher-Smith for a purchase price equal to $11.5 million plus the cost of inventories. Under the terms of the agreement, Ascent has agreed to purchase the Product Line, including certain intellectual property, technical information, product formulations and regulatory approvals and registrations. Ascent will not purchase any accounts receivable and will not assume any liabilities of Upsher-Smith. For purposes of the combined pro forma financial statements, this acquisition has been accounted for using the purchase method of accounting.

     Pursuant to this agreement, the Company paid a non-refundable deposit of $250,000 in 1996. Upon the closing, the Company is required to make a cash payment to Upsher-Smith of approximately $5.75 million plus the cost of the inventory ($235,696 at March 31, 1997) and to sign a promissory note in the amount of approximately $5.5 million. This note will be payable 225 days following the closing. Ascent has also agreed to purchase from Upsher-Smith, Ascent's requirements for products in the Product Line for a period of five years.

     The Unaudited Combined Pro Forma Financial Statements combine Ascent's Pro forma Balance Sheet with the Statement of Assets Related to the Product Line to be Acquired as if the transaction occurred on March 31, 1997 and Ascent's Statements of Operations for the year ended December 31, 1996 and for the three months ended March 31, 1997 with the related Statement of Net Sales and Identified Costs and Expenses of the Product Line to be Acquired as if the transaction had occurred on January 1, 1996. The Statements of Net Sales and Identified Costs and Expenses includes advertising and promotion expense that substantially relate directly to the Product Line to be acquired by Ascent. Selling expense items are allocated based on estimates and assumptions and primarily reflect an estimate of activity attributable to the Product Line relative to the total selling activity of Upsher-Smith. General and administrative and research and development expenses of Upsher-Smith were not dedicated specifically to the Product Line to be acquired and, because Ascent would not acquire any of such cost structure of Upsher-Smith, these costs were excluded from the Statements of Net Sales and Identified Costs and Expenses. Pro forma adjustments have been made to reflect Ascent's estimate of the incremental expense that would have been incurred if the acquisition had occurred on January 1, 1996. The unaudited combined pro forma statements do not purport to be indicative of the financial position or the results of operations had the probable acquisition actually occurred at this time or what results in the future may be.

     The Statement of Assets Related to the Product Lines to be Acquired and the Statements of Net Sales and Identified Costs and Expenses of the Product Lines to be Acquired have been derived from their respective historical financial statements. The Unaudited Combined Pro Forma Financial Statements should be read in conjunction with the accompanying notes thereto and with the historical financial statements and related notes thereto of Ascent and the historical financial statements and related notes thereto of the Upsher-Smith Product Line to be Acquired.

                            ASCENT PEDIATRICS, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                   UNAUDITED COMBINED PRO FORMA BALANCE SHEET
                              AS OF MARCH 31, 1997

                                                                                                ASSUMED
                                                                                              CONVERSION
                                                      ASCENT          ISSUANCE OF            OF PREFERRED
                                                    HISTORICAL        ADDITIONAL     NOTE     STOCK INTO      NOTE
                                                  MARCH 31, 1997         NOTES       REF.    COMMON STOCK     REF.
                                                 -----------------    -----------    ----    -------------    ----
Current assets:
  Cash and cash equivalents.....................   $   8,299,854      $ 4,840,000      A     $
  Other current assets..........................         209,954
  Inventories, net..............................              --
                                                     -----------
        Total current assets....................       8,509,808
  Fixed assets, net.............................         294,316
  Deposits related to acquisition...............         250,000
  Deferred charges and other deposits...........         403,007
  Debt issue costs, net.........................         203,294          160,000      A
  Other assets, net.............................          11,562
                                                     -----------
        Total assets............................   $   9,671,987
                                                     ===========
Liabilities and stockholders' equity:
  Accounts payable..............................   $     770,803
  Accrued expenses..............................       1,307,863
  Note payable -- Feverall Acquisition..........              --
                                                     -----------
        Total current liabilities...............       2,078,666
Convertible subordinated secured notes..........       1,182,922        3,331,254      A
Warrant obligation..............................         836,994        1,668,746      A       (2,505,740)      B
                                                     -----------
        Total liabilities.......................       4,098,582
Series D redeemable convertible preferred stock...     8,157,132                               (8,157,132)      B
Series E redeemable convertible preferred
  stock.........................................       4,400,226                               (4,400,226)      B
Series F redeemable convertible preferred
  stock.........................................      12,452,471                              (12,452,471)      B
Stockholders' equity (deficit):
  Series A convertible preferred................         280,110                                 (280,110)      B
  Series B convertible preferred................       2,574,993                               (2,574,993)      B
  Common stock..................................               8                                      177       B
  Additional paid-in capital....................              --                               30,370,495       B
  Deficit accumulated during the development
    stage.......................................     (22,291,535)
                                                     -----------
        Total stockholders' equity (deficit)....     (19,436,424)
                                                     -----------
        Total liabilities and stockholders'
          equity (deficit)......................   $   9,671,987
                                                     ===========


                                                                        A PRODUCT LINE
                                                       ASCENT           OF UPSHER-SMITH              PURCHASE
                                                      PRO FORMA           HISTORICAL        NOTE       PRICE       NOTE
                                                   MARCH 31, 1997       MARCH 31, 1997      REF.    ADJUSTMENTS    REF.
                                                  -----------------    -----------------    ----    -----------    ----
                                                 <C
Current assets:
  Cash and cash equivalents.....................    $  13,139,854         $                         $(5,985,696)     D
  Other current assets..........................          209,954
  Inventories, net..............................               --             235,696         C          14,304      J
                                                     ------------
        Total current assets....................       13,349,808
  Fixed assets, net.............................          294,316
  Deposits related to acquisition...............          250,000                                      (250,000)     E
  Deferred charges and other deposits...........          403,007
  Debt issue costs, net.........................          363,294
  Other assets, net.............................           11,562                                    11,485,696      F
                                                     ------------
        Total assets............................    $  14,671,987
                                                     ============
Liabilities and stockholders' equity:
  Accounts payable..............................    $     770,803
  Accrued expenses..............................        1,307,863
  Note payable -- Feverall Acquisition..........               --                                     5,500,000      G
                                                     ------------
        Total current liabilities...............        2,078,666
Convertible subordinated secured notes..........        4,514,176
Warrant obligation..............................               --
                                                     ------------
        Total liabilities.......................        6,592,842
Series D redeemable convertible preferred stock.               --
Series E redeemable convertible preferred
  stock.........................................               --
Series F redeemable convertible preferred
  stock.........................................               --
Stockholders' equity (deficit):
  Series A convertible preferred................               --
  Series B convertible preferred................               --
  Common stock..................................              185
  Additional paid-in capital....................       30,370,495
  Deficit accumulated during the development
    stage.......................................      (22,291,535)
                                                     ------------
        Total stockholders' equity (deficit)....        8,079,145
                                                     ------------
        Total liabilities and stockholders'
          equity (deficit)......................    $  14,671,987
                                                     ============


                                                  COMBINED PRO FORMA
                                                    MARCH 31, 1997
                                                  ------------------
Current assets:
  Cash and cash equivalents.....................     $  7,154,158
  Other current assets..........................          209,954
  Inventories, net..............................          250,000
                                                        ---------
        Total current assets....................        7,614,112
  Fixed assets, net.............................          294,316
  Deposits related to acquisition...............               --
  Deferred charges and other deposits...........          403,007
  Debt issue costs, net.........................          363,294
  Other assets, net.............................       11,497,258
                                                        ---------
        Total assets............................     $ 20,171,987
                                                        =========
Liabilities and stockholders' equity:
  Accounts payable..............................     $    770,803
  Accrued expenses..............................        1,307,863
  Note payable -- Feverall Acquisition..........        5,500,000
                                                        ---------
        Total current liabilities...............        7,578,666
Convertible subordinated secured notes..........        4,514,176
Warrant obligation..............................               --
                                                        ---------
        Total liabilities.......................       12,092,842
Series D redeemable convertible preferred stock.               --
Series E redeemable convertible preferred
  stock.........................................               --
Series F redeemable convertible preferred
  stock.........................................               --
Stockholders' equity (deficit):
  Series A convertible preferred................               --
  Series B convertible preferred................               --
  Common stock..................................              185
  Additional paid-in capital....................       30,370,495
  Deficit accumulated during the development
    stage.......................................      (22,291,535)
                                                        ---------
        Total stockholders' equity (deficit)....        8,079,145
                                                        ---------
        Total liabilities and stockholders'
          equity (deficit)......................     $ 20,171,987
                                                        =========

                            ASCENT PEDIATRICS, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
              UNAUDITED COMBINED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                       ASSUMED
                                                                                     CONVERSION                ASCENT
                                                  ASCENT        ISSUANCE OF         OF PREFERRED              PRO FORMA
                                                HISTORICAL      ADDITIONAL    NOTE   STOCK INTO     NOTE      SUBTOTAL
                                             DECEMBER 31, 1996     NOTES      REF.  COMMON STOCK    REF.  DECEMBER 31, 1996
                                             -----------------  -----------   ----  -------------   ----  -----------------
Net sales...................................    $        --      $                                          $          --
                                                -----------                                                    ----------
Costs and expenses:
  Cost of sales.............................             --                                                            --
  Research and development..................      3,760,948                                                     3,760,948
  Selling, general and administrative.......      2,805,352          32,000     M                               2,837,352
  Advertising and promotion.................             --                                                            --
  Allocated selling.........................             --                                                            --
                                                -----------                                                    ----------
      Total expenses:.......................      6,566,300                                                     6,598,300
Income (loss) from operations...............     (6,566,300)                                                   (6,598,300)
Interest income.............................         79,084                                                        79,084
Interest expense............................             --        (468,556)    N                                (468,556)
                                                -----------                                                    ----------
Net income (loss)...........................    $(6,487,216)                                                $  (6,987,572)
                                                ===========                                                    ==========
Net income (loss) per share.................    $     (1.70)                                                $       (1.84)
                                                ===========                                                    ==========
Weighted average number of common and common
  stock equivalent shares outstanding.......      3,806,011                                                     3,806,011

                                                  A PRODUCT
                                                   LINE OF
                                                UPSHER-SMITH             PURCHASE
                                                 HISTORICAL       NOTE     PRICE      NOTE     OTHER      NOTE  COMBINED PRO FORMA
                                              DECEMBER 29, 1996   REF.  ADJUSTMENTS   REF.  ADJUSTMENTS   REF.  DECEMBER 31, 1996
                                              -----------------   ----  -----------   ----  -----------   ----  ------------------

Net sales...................................     $ 3,877,199        C   $                    $                     $  3,877,199
                                                 -----------                                                       ------------
Costs and expenses:
  Cost of sales.............................       1,303,336        C                          130,333      I         1,433,669
  Research and development..................              --                                                          3,760,948
  Selling, general and administrative.......              --                574,285     H      490,000      L         5,142,260
                                                                                             1,240,623      K
  Advertising and promotion.................         669,456        C                         (669,456)     K                --
  Allocated selling.........................         571,167        C                         (571,167)     K                --
                                                 -----------                                                       ------------
      Total expenses:.......................       2,543,959        C                                                10,336,877
Income (loss) from operations...............                                                                         (6,459,678)
Interest income.............................              --                                                             79,084
Interest expense............................              --                                                           (468,556)
                                                                                                                   ------------
Net income (loss)...........................     $ 1,333,240        C                                              $ (6,849,150)
                                                 ===========                                                       ============
Net income (loss) per share.................                                                                       $      (1.80)
                                                                                                                   ============
Weighted average number of common and common
  stock equivalent shares outstanding.......                                                                          3,806,011


                            ASCENT PEDIATRICS, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
              UNAUDITED COMBINED PRO FORMA STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1997

                                                                               ASSUMED
                                                                             CONVERSION                 ASCENT
                                        ASCENT         ISSUANCE OF          OF PREFERRED               PRO FORMA
                                      HISTORICAL       ADDITIONAL    NOTE    STOCK INTO     NOTE       SUBTOTAL
                                    MARCH 31, 1997        NOTES      REF.   COMMON STOCK    REF.    MARCH 31, 1997
                                   -----------------   -----------   ----   -------------   ----   -----------------
Net sales........................     $        --       $                                            $          --
                                                                                                                 -
                                       ----------
Costs and expenses:
  Cost of sales..................              --                                                               --
  Research and development.......       1,528,114                                                        1,528,114
  Selling, general and
    administrative...............         972,826           8,000      M                                   980,826
  Advertising and promotion......              --                                                               --
  Allocated selling..............              --                                                               --
                                       ----------
      Total expenses:............       2,500,940                                                        2,508,940
Income (loss) from operations....      (2,500,940)                                                      (2,508,940)
Interest income..................          72,745                                                           72,745
Interest expense.................         (19,916)       (127,095)     N                                  (147,011)
Gain on sale of fixed assets.....           9,242                                                            9,242
                                                                                                                 -
                                       ----------
Net income (loss)................     $(2,438,869)                                                   $  (2,573,964)
                                       ==========                                                                =
Net income (loss) per share......     $     (0.64)                                                   $       (0.68)
                                       ==========                                                                =
Weighted average number of common
  and common stock equivalent
  shares outstanding.............       3,806,075                                                        3,806,075

                                       A PRODUCT
                                        LINE OF
                                     UPSHER-SMITH              PURCHASE
                                      HISTORICAL       NOTE      PRICE      NOTE      OTHER      NOTE   COMBINED PRO FORMA
                                    MARCH 31, 1997     REF.   ADJUSTMENTS   REF.   ADJUSTMENTS   REF.     MARCH 31, 1997
                                   -----------------   ----   -----------   ----   -----------   ----   ------------------

Net sales........................     $   795,222        C    $                     $                      $    795,222
                                      -----------                                                          ------------
Costs and expenses:
  Cost of sales..................         323,665        C                             32,367      I            356,032
  Research and development.......              --                                                             1,528,114
  Selling, general and
    administrative...............              --                 143,571     H       122,500      L          1,606,482
                                                                                      359,585      K
  Advertising and promotion......         176,851        C                           (176,851)     K                 --
  Allocated selling..............         182,734        C                           (182,734)     K                 --
                                      -----------                                                          ------------
      Total expenses:............         683,250        C                                                    3,490,628
Income (loss) from operations....                                                                            (2,695,406)
Interest income..................              --                                                                72,745
Interest expense.................                                                                              (147,011)
Gain on sale of fixed assets.....                                                                                 9,242
                                      -----------                                                          ------------
Net income (loss)................     $   111,972        C                                                 $ (2,760,430)
                                      ===========                                                          ============
Net income (loss) per share......                                                                          $      (0.73)
                                                                                                           ============
Weighted average number of common
  and common stock equivalent
  shares outstanding.............                                                                             3,806,075


                            ASCENT PEDIATRICS, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)

           NOTES TO UNAUDITED COMBINED PRO FORMA FINANCIAL STATEMENTS
 FOR THE YEAR ENDED DECEMBER 31, 1996 AND AS OF AND FOR THE THREE MONTHS ENDED
                                 MARCH 31, 1997

     The accompanying unaudited combined pro forma financial statements reflect the impact of the following adjustments:

A.   ISSUANCE OF ADDITIONAL NOTES

     Records the issuance of $5,000,000 of the Notes net of estimated issuance costs of $160,000 with proceeds of $4,840,000 no later than the closing of this offering presented as if the issuance occurred on March 31, 1997. The Notes have been recorded at $3,331,254 net of $1,668,746, the fair market value of Series A and Series B warrants to purchase 336,644 and 218,195 shares, respectively, of Common Stock issued in connection with the Notes. Accordingly the liability of $3,331,254 (after allocating $1,668,746 as value attributable to warrants) will be accreted up to $5,000,000 over the term of the Notes and such accretion in the amount of $1,668,746 will be recorded as interest expense in addition to the stated interest rate. The Notes bear no interest through January 31, 1999 after which the interest rates are 7% through January 31, 2000, 8% through January 31, 2001 and 9% through January 31, 2002, payable every quarter commencing on March 31, 1999. Upon completion of an initial public offering of shares of its Common Stock, the Company may either redeem all of the outstanding Notes for their stated principal amount or all of such Notes will amortize in eight equal quarterly principal payments and require quarterly interest payments on the unpaid principal balance, at a rate equal to the lesser of 10% or 3.5% over the prime rate, with the first quarterly payment of principal and interest due six months after the closing of such an offering. In addition, for a period of two years following the closing of any such offering, the holders of the Notes will have the right to convert the Notes into such number of shares of Common Stock as is equal to the outstanding principal of such Notes divided by the per share Price to Public in the offering (subject to certain requirements as to the minimum amount to be so converted as provided in the Agreement).

B.  CONVERSION OF PREFERRED STOCK AND WARRANT OBLIGATION

     Records the following:

     - The conversion of 800,000 shares of Series A convertible preferred stock, $.00004 par value, into 680,000 shares of common stock, $.00004 par value.

     - The conversion of 399,999 shares of Series B convertible preferred stock, $.00004 par value, into 353,227 shares of common stock, $.00004 par value.

     - The conversion of 1,359,522 shares of Series D redeemable convertible preferred stock, $.00004 par value, into 1,155,589 shares of common stock, $.00004 par value.

     - The conversion of 733,371 shares of Series E redeemable convertible preferred stock, $.00004 par value, into 623,358 shares of common stock, $.00004 par value.

     - The conversion of 1,915,765 shares of Series F redeemable convertible preferred stock, $.00004 par value, into 1,628,390 shares of common stock, $.00004 par value.

     - The reclassification of warrant obligations of $2,505,740 to additional paid in capital.

                            ASCENT PEDIATRICS, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)

   NOTES TO UNAUDITED COMBINED PRO FORMA FINANCIAL STATEMENTS -- (CONTINUED)

                                                             SERIES D      SERIES E       SERIES F
                                 SERIES A      SERIES B     REDEEMABLE    REDEEMABLE     REDEEMABLE
                                CONVERTIBLE   CONVERTIBLE   CONVERTIBLE   CONVERTIBLE   CONVERTIBLE
                                 PREFERRED     PREFERRED     PREFERRED     PREFERRED     PREFERRED       WARRANT
                                   STOCK         STOCK         STOCK         STOCK         STOCK       OBLIGATION       TOTALS
                                -----------   -----------   -----------   -----------   ------------   -----------   ------------
Warrant obligation............   $            $             $             $             $              $(2,505,740)  $ (2,505,740)
Series A convertible preferred
 stock........................     (280,110)                                                                             (280,110)
Series B convertible preferred
 stock........................                 (2,574,993)                                                             (2,574,993)
Series D redeemable
 convertible preferred
 stock........................                               (8,157,132)                                               (8,157,132)
Series E redeemable
 convertible preferred
 stock........................                                             (4,400,226)                                 (4,400,226)
Series F redeemable
 convertible preferred
 stock........................                                                           (12,452,471)                 (12,452,471)
Common stock..................           27            14            46            24             66                          177
Additional paid-in capital....      280,083     2,574,979     8,157,086     4,400,202     12,452,405     2,505,740     30,370,495
                                  ---------   -----------   -----------   -----------   ------------       -------   ------------
       Totals.................   $        0   $         0   $         0   $         0   $          0   $         0   $          0
                                  =========   ===========   ===========   ===========   ============       =======   ============

C.  A PRODUCT LINE OF UPSHER-SMITH

     The historical results of A Product Line of Upsher-Smith exclude allocated general and administrative and research and development expenses which are not directly attributable to the product lines to be sold.

D.  CASH PAYMENT

     Records the cash payment of $5,985,696 for the probable acquisition of the Product Line which includes a $5,750,000 million required payment at closing and $235,696 of inventory costs.

E.  DEPOSIT

     Records the application of the deposit of $250,000 related to the probable acquisition of the Product Line to the purchase price.

F.  INTANGIBLE ASSETS

     Records intangible assets, net of amortization and deposits, resulting from the probable acquisition of the Feverall product line as if the probable acquisition had occurred on March 31, 1997:

                Purchase price..................................  $11,735,696
                Less inventory acquired at fair value...........      250,000
                                                                  -----------
                Intangible assets...............................  $11,485,696
                                                                  ===========

G.  NOTE PAYABLE

     Records note payable to Upsher-Smith related to the probable acquisition of the Feverall product line. The note is payable 225 days from closing and does not bear interest.

                Purchase price..................................  $11,735,696
                Less deposit....................................      250,000
                                                                  -----------
                Subtotal........................................   11,485,696
                Less cash payment...............................    5,985,696
                                                                  -----------
                Note payable....................................  $ 5,500,000
                                                                  ===========

                            ASCENT PEDIATRICS, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)

   NOTES TO UNAUDITED COMBINED PRO FORMA FINANCIAL STATEMENTS -- (CONTINUED)

H.  AMORTIZATION EXPENSE

     Records amortization expense of $574,285 ($143,571 a quarter) related to the intangible assets of $11,485,696 over the estimated life of 20 years. At the time the acquisition is consummated, the amount of the purchase price that exceeds the fair value of the tangible assets will be allocated to specific intangible assets (expected to be primarily intellectual property, know-how, customer lists, etc.) and any remainder will be classified as goodwill. Accordingly, the amortization periods for the assets will correspond to their useful lives. The 20 years is an estimate by management for pro forma purposes and, in the opinion of management, will not materially differ from actual results.

I.  COST OF GOODS SOLD

     Adjusts cost of goods sold for the manufacture of the products to be acquired in excess of Upsher-Smith's fully allocated costs of manufacturing such products as per the manufacturing agreement.

J.  INVENTORY

     Records adjustment to increase inventory to be purchased to fair market value.

K.  RECLASSIFICATION

     Records reclassification of Upsher-Smith advertising and promotion expenses of $669,456 and allocated selling expenses of $571,167 totalling $1,240,623 for the year ended December 31, 1996 and advertising and promotion expenses of $176,851 and allocated selling expenses of $182,734 totalling $359,585 for the three months ended March 31, 1997 to conform with Ascent's financial statement presentation.

L.  INCREMENTAL SELLING, GENERAL AND ADMINISTRATIVE EXPENSES

     Records an estimate of the incremental selling, general and administrative expenses, in addition to the Upsher-Smith product line's identified costs and expenses, expected to be incurred by Ascent primarily for distribution costs (including billing and collection efforts), advertising, promotion and sales force of $490,000 for a year or $122,500 for a quarter. Selling, general and administrative expenses are expected to increase as the product line revenue increases.

M.  AMORTIZATION OF DEBT ISSUE COSTS

     Records amortization of issuance costs of $160,000 related to the additional Notes. Amortization for one year is $32,000 or $8,000 per quarter.

N.  INTEREST EXPENSES PERTAINING TO THE ADDITIONAL NOTES

     Records accretion of notes to maturity amount and treated as interest expense. Interest expenses for the year ended December 31, 1996 and for the three months ended March 31, 1997 are $468,556 and $127,095, respectively.

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